Exhibit 32.2
Certification
Pursuant to Section 18 U.S.C. Section 1350,
as adopted pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Invacare Corporation (the “company”) on Form 10-Q for the period ending September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kathleen P. Leneghan, Senior Vice President and Chief Financial Officer of the company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

/s/ KATHLEEN P. LENEGHAN
Date:	November 7, 2022	Kathleen P. Leneghan Senior Vice President and Chief Financial Officer (Principal Financial Officer)
A signed original of this written statement required by Section 906 has been provided to Invacare Corporation and will be retained by Invacare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.